Exhibit 10.2

DURATA THERAPEUTICS, INC.

STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT (this “Option Agreement”) dated XX by and between Durata Therapeutics, Inc., a Delaware corporation (the “Corporation”), and XX (the “Participant”) evidences the stock option (the “Option”) granted by the Corporation to the Participant as to the number of shares of the Corporation’s Common Stock, par value $0.01 per share, first set forth below.

Number of Shares of Common Stock:[1]	XX	Award Date: XX

Exercise Price per Share:[1]	$XX	Expiration Date:1,[2] XX

Vesting Commencement Date:	XX

Type of Option (check one):

	Nonqualified Stock Option	☐

	Incentive Stock Option	☐

Vesting[1,2] The Option shall become vested as to XX. Notwithstanding the foregoing, this Option may be “early exercised” to the extent permitted by the Board of Directors of the Corporation pursuant to Section 5.8 of the Plan (defined below) upon execution by the Participant of the Restricted Stock Award Agreement attached hereto as Exhibit B.

The Option is granted under the Durata Therapeutics, Inc. Stock Incentive Plan (the “Plan”) and subject to the Terms and Conditions of Stock Option (the “Terms”) attached to this Option Agreement (incorporated herein by this reference) and to the Plan. The Option has been granted to the Participant in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Participant. Capitalized terms are defined in the Plan if not defined herein. The parties agree to the terms of the Option set forth herein. The Participant acknowledges receipt of a copy of the Terms, the Plan and the Stock Option Questions & Answers for the Plan, specifically acknowledges and agrees to Section 13 of the Terms, and agrees to maintain in confidence all information provided to him/her in connection with the Option.

“PARTICIPANT”	DURATA THERAPEUTICS, INC., a Delaware corporation

Signature
By:
Print Name
Its:
Address

City, State, Zip Code

CONSENT OF SPOUSE

In consideration of the Corporation’s execution of this Option Agreement, the undersigned spouse of the Participant agrees to be bound by all of the terms and provisions hereof and of the Plan.

Signature of Spouse	Date

[1]	Subject to adjustment under Section 7.3.1 of the Plan.
[2]	Subject to early termination under Section 5.6 or 7.3 of the Plan.

TERMS AND CONDITIONS OF STOCK OPTION

1.	Vesting; Limits on Exercise.

The Option shall vest and, except as provided in this Section 1, become exercisable in percentage installments of the aggregate number of shares subject to the Option as set forth on the cover page of this Option Agreement. The Option may be exercised only to the extent the Option is vested and exercisable.

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Effect of Change in Control on Vesting. [If a Qualifying Change in Control (as such term is defined in Exhibit 3) occurs while the Participant is an employee of the Company and the Participant is not offered continued employment with the Company (or the acquiring or resulting entity as a result of such Qualifying Change in Control) following the consummation of such Qualifying Change in Control, the Option, to the extent then outstanding and not vested, shall become fully vested upon (or to the extent appropriate to give effect to such accelerated vesting, immediately prior to) such Qualifying Change in Control. If, however, a Change in Control (as defined in Exhibit 3) occurs and the prior sentence does not apply, the Option, to the extent then outstanding and not vested, shall become vested as to an additional portion of the Option such that 50% of the total number of shares then subject to the Option that have not yet become vested as of such Change in Control shall become vested upon (or to the extent appropriate to give effect to such accelerated vesting, immediately prior to) such Change in Control.] [OR] [If a Qualifying Change in Control (as such term is defined in Exhibit 3) occurs while the Participant is an a member of the Board of Directors of the Company, then the Option shall become fully vested upon such Qualifying Change in Control.]

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Exercisability. Notwithstanding anything contained in the Plan or this Option Agreement to the contrary, the Option may not be exercised at any time prior to the first to occur of (i) a Termination Event (as such term is defined in that certain Stockholders and Subscription Agreement of Durata Therapeutics, Inc., dated as of December 11, 2009, as amended from time to time, by and among the Corporation and the other parties thereto) or (ii) the Participant’s Severance Date (the first of such events to occur, the “Triggering Event”). Upon the occurrence of the Triggering Event, a portion of the Option (whether or not vested) shall terminate upon (or to the extent appropriate to give effect to such forfeiture, immediately prior to) such event, such portion of the Option to be determined by multiplying the total number of shares subject to the Option at such time by the Forfeiture Percentage (in the event that any portion of the Option is unvested on the Triggering Event, the portion of the Option that shall terminate shall be determined proportionately against the vested and unvested portion of the Option and, as to any unvested portion, proportionately as to any remaining vesting installments). The “Forfeiture Percentage” shall mean the percentage derived by dividing (a) the total amount obtained by subtracting the amount, as of the Triggering Event, that the Investors have funded pursuant to their original funding commitment of $XX from the aggregate initial funding commitment of the Investors of $XX (the “Funding Commitment”) by (b) the total Funding

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Commitment. The portion of the Option that remains outstanding after application of the Forfeiture Percentage shall, subject to the vesting requirements set forth above, be exercisable on or following the Triggering Event (subject to the Expiration Date of the Option or early termination of the Option pursuant to Section 4 below). The remainder of the Option shall terminate upon the Triggering Event and the Participant shall have no further rights with respect thereto. For purposes of clarity and by way of example only, if on the occurrence of the Triggering Event the Option is fully vested and the Forfeiture Percentage is 30% (because the Investors, as of that Triggering Event, have funded only $XX of the Funding Commitment of $XX), the Participant will be entitled to exercise 70% of the Option on or after the Triggering Event and the remaining 30% of the Option will terminate at such time. For purposes of this Option Agreement, the term “Investors” shall mean Domain Partners VIII, L.P., DP VIII Associates, L.P., New Leaf Ventures II, L.P., Canaan VIII, L.P., Aisling Capital III, L.P., and Sofinnova Venture Partners VII, L.P.

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Cumulative Exercisability. To the extent that the Option is vested and exercisable, the Participant has the right to exercise the Option (to the extent not previously exercised), and such right shall continue, until the expiration or earlier termination of the Option.

•	No Fractional Shares. Fractional share interests shall be disregarded, but may be cumulated.

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Minimum Exercise. No fewer than 100 shares of Common Stock (subject to adjustment under Section 7.3.1 of the Plan) may be purchased at any one time, unless the number purchased is the total number at the time exercisable under the Option.

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ISO Value Limit. If the Option is designated as an Incentive Stock Option (an “ISO”), as indicated on the cover page of this Option Agreement, and if the aggregate fair market value of the shares with respect to which ISOs (whether granted under the Option or otherwise) first become exercisable by the Participant in any calendar year exceeds $100,000, as measured on the applicable Award Dates, the limitations of Section 5.5.1 of the Plan shall apply and to such extent the Option will be rendered a Nonqualified Stock Option.

2.	Continuance of Employment/Service Required; No Employment/Service Commitment.

Except as provided in Section 1 of this Agreement, the vesting schedule requires continued employment or service through each applicable vesting date as a condition to the vesting of the applicable installment of the Option and the rights and benefits under this Option Agreement. Employment or service for only a portion of the vesting period, even if a substantial portion, will not entitle the Participant to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided in Section 4 below or under the Plan.

Nothing contained in this Option Agreement or the Plan constitutes a continued employment or service commitment by the Corporation or any of its Affiliates, affects the Participant’s status, if he or she is an employee, as an employee at will who is subject to termination without cause, confers upon the Participant any right to remain employed by or in service to the Corporation or any Affiliate, interferes in any way with the right of the Corporation or any Affiliate at any time to terminate such employment or service, or affects the right of the Corporation or any Affiliate to increase or decrease the Participant’s other compensation.

3.	Method of Exercise of Option.

The Option shall be exercisable by the delivery to the Secretary of the Corporation (or such other person as the Administrator may require pursuant to such administrative exercise procedures as the Administrator may implement from time to time) of:

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an executed Exercise Agreement (stating the number of shares of Common Stock to be purchased pursuant to the Option) in substantially the form attached hereto as Exhibit A or such other form as the Administrator may require from time to time (the “Exercise Agreement”), pursuant to which the Participant will become a party to, and be obligated to comply with the terms and conditions of that certain Right of First Refusal, Drag-Along and Co-Sale Agreement of Durata Therapeutics, Inc., dated as of December 11, 2009, as amended from time to time, by and among the Corporation and the other parties thereto (the “Co-Sale Agreement”) and that certain Common Holder Voting Agreement of Durata Therapeutics, Inc., dated as of December 11, 2009, as amended from time to time, by and among the Corporation and the other parties thereto, (the “Voting Agreement”), unless such requirement to be bound by the Co-Sale Agreement and Voting Agreement is expressly waived by the Administrator;

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payment in full for the Exercise Price of the shares to be purchased, in cash or by electronic funds transfer to the Corporation, or by certified or cashier’s check payable to the order of the Corporation subject to such specific procedures or directions as the Administrator may establish;

•	any written statements or agreements required pursuant to Section 7.5.1 of the Plan;

•	satisfaction of the tax withholding provisions of Section 7.6.1 of the Plan;

The Administrator also may, but is not required to, authorize a non-cash payment alternative specified below at or prior to the time of exercise. In which case, the Exercise Price and/or applicable withholding taxes, to the extent so authorized, may be paid in full or in part by delivery to the Corporation of:

•	shares of Common Stock already owned by the Participant, valued at their Fair Market Value on the exercise date; and/or

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if the Common Stock is then registered under the Exchange Act and listed or quoted on a recognized national securities exchange, irrevocable instructions to a broker to, upon exercise of the Option, promptly sell a sufficient number of shares of Common Stock acquired upon exercise of the Option and deliver to the Corporation the amount necessary to pay the Exercise Price (and, if applicable, the amount of any related tax withholding obligations); and/or

•	a note meeting the requirements of Section 5.3.3 of the Plan (or, in the case of tax loans, Section 7.6.2 of the Plan).

An Option will qualify as an ISO only if it meets all of the applicable requirements of the Code. If the Option is designated as an ISO, the Option may be rendered a Nonqualified Stock Option if the Administrator permits the use of one or more of the non-cash payment alternatives referenced above.

Notwithstanding anything herein to the contrary, the Participant may exercise the Option prior to the vesting of such Option to the extent permitted by the Board of Directors of the Corporation, provided that the Participant satisfies the requirements for exercise set forth above and otherwise herein, and executes, with respect to any unvested portion of the Option, the Restricted Stock Award Agreement attached hereto as Exhibit B.

4.	Early Termination of Option.

The Option, to the extent not previously exercised, and all other rights in respect thereof, whether vested and exercisable or not, shall terminate and become null and void prior to the Expiration Date in the event of:

•	the termination of the Participant’s employment or services as provided in Section 5.6 of the Plan, or

•	the termination of the Option pursuant to Section 7.3 of the Plan.

All or a portion of the Option is also subject to termination prior to the Expiration Date pursuant to Section 1 of these Terms.

[Notwithstanding any post-termination exercise period provided for herein or in the Plan, an Option will qualify as an ISO only if it is exercised within the applicable exercise periods for ISOs under, and meets all of the other requirements of, the Code. If the Option is designated as an ISO and is not exercised within the applicable exercise periods for ISOs or does not meet such other requirements, the Option will be rendered a Nonqualified Stock Option. Further, upon the Participant’s termination for any reason other than Cause (as defined in the Plan), the Participant shall be entitled to exercise the vested portion of the Option until the earlier of (i) the XX-month anniversary of the Participant’s termination and (ii) the Expiration Date of the Option.] [OR] [Notwithstanding any post-termination exercise period provided for herein or in the Plan, upon the Participant’s retirement from the Board of Directors for any reason other than Cause (as defined in the Plan), the Participant shall be entitled to exercise the vested portion of the Option until the earlier of (i) the XX-month anniversary of the Participant’s retirement from the Board of Directors and (ii) the Expiration Date of the Option.]

5.	Non-Transferability and Other Restrictions.

The Option and any other rights of the Participant under this Option Agreement or the Plan are nontransferable and exercisable only by the Participant, except as set forth in Section 7.2 of the Plan. Any shares of Common Stock issued on exercise of the Option are subject to substantial restrictions on transfer, and are subject to call, rights of first refusal, and other rights in favor of the Corporation as set forth herein, in the Exercise Agreement, in the Voting Agreement (as applicable), in the Co-Sale Agreement (as applicable), and in the Restricted Stock Award Agreement (as applicable). The restrictions imposed on any such shares pursuant to the Voting Agreement and the Co-Sale Agreement are in addition to, and not in lieu of, any restrictions and repurchase rights imposed on such shares pursuant to the Plan, the Restricted Stock Award Agreement (as applicable) and this Option Agreement.

6.	Securities Law Compliance.

The Participant acknowledges that the Option and the shares of Common Stock are not being registered under the Securities Act, based, in part, in reliance upon an exemption from registration under Securities and Exchange Commission Rule 701 promulgated under the Securities Act, and a comparable exemption from qualification under applicable state securities laws, as each may be amended from time to time. The Participant, by executing this Option Agreement, hereby makes the following representations to the Corporation and acknowledges that the Corporation’s reliance on federal and state securities law exemptions from registration and qualification is predicated, in substantial part, upon the accuracy of these representations:

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The Participant is acquiring the Option and, if and when he/she exercises the Option, will acquire the shares of Common Stock solely for the Participant’s own account, for investment purposes only, and not with a view to or an intent to sell, or to offer for resale in connection with any unregistered distribution, all or any portion of the shares within the meaning of the Securities Act and/or any applicable state securities laws.

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The Participant has had an opportunity to ask questions and receive answers from the Corporation regarding the terms and conditions of the Option and the restrictions imposed on any shares of Common Stock purchased upon exercise of the Option. The Participant has been furnished with, and/or has access to, such information as he or she considers necessary or appropriate for deciding whether to exercise the Option and purchase shares of Common Stock. However, in evaluating the merits and risks of an investment in the Common Stock, the Participant has and will rely upon the advice of his/her own legal counsel, tax advisors, and/or investment advisors.

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The Participant is aware that the Option may be of no practical value, that any value it may have depends on its vesting and exercisability as well as an increase in the Fair Market Value of the underlying shares of Common Stock to an amount in excess of the Exercise Price, and that any investment in common shares of a closely held corporation such as the Corporation is non-marketable, non-transferable and could require capital to be invested for an indefinite period of time, possibly without return, and at substantial risk of loss.

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The Participant understands that any shares of Common Stock acquired on exercise of the Option will be characterized as “restricted securities” under the federal securities laws, and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances, including in accordance with the conditions of Rule 144 promulgated under the Securities Act, as presently in effect, with which the Participant is familiar.

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The Participant has read and understands the restrictions and limitations set forth in the Plan, this Option Agreement (including these Terms), the Exercise Agreement, the Voting Agreement and the Co-Sale Agreement, which are imposed on the Option and any shares of Common Stock which may be acquired upon exercise of the Option.

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At no time was an oral representation made to the Participant relating to the Option or the purchase of shares of Common Stock and the Participant was not presented with or solicited by any promotional meeting or material relating to the Option or the Common Stock.

7.	Lock-Up Agreement.

Neither the Participant (nor any permitted transferee) may, directly or indirectly, offer, sell or transfer or dispose of any of the shares of Common Stock acquired upon exercise of the Option (the “Shares”) or any interest therein (or agree to do any thereof) (collectively, a “Transfer”) during the period commencing as of 14 days prior to and ending 180 days, or such lesser period of time as the relevant underwriters may permit, after the effective date of a registration statement covering any public offering of the Corporation’s securities of which the Participant has notice. (The term “Participant” includes, where the context so requires, any permitted direct or indirect transferee of the Participant.) The Participant shall agree and consent to the entry of stop transfer instructions with the Corporation’s transfer agent against the Transfer of the Corporation’s securities beneficially owned by the Participant and shall confirm the limitations hereunder and under the Exercise Agreement by agreement with and for the benefit of the relevant underwriters by a lock-up agreement or other agreement in customary form. Notwithstanding anything else herein to the contrary, this Section 7 shall not be construed so as to prohibit the Participant from participating in a registration or a public offering of the Common Stock with respect to any shares which he or she may hold at that time, provided, however, that such participation shall be at the sole discretion of the Board.

8.	Limited Call Right; Mandatory Sale; Transfer Restrictions.

8.1 Corporation’s Call Right. The Corporation shall have the right (but not the obligation), subject to the terms and conditions of this Section 8, to repurchase in one or more transactions, and the Participant (or any permitted transferee) shall be obligated to sell any of the Shares acquired upon exercise of the Option at the Repurchase Price (as defined below) (the “Call Right”) in connection with a termination of the Participant’s employment or services by the Corporation or an Affiliate for Cause (as defined in the Plan). To exercise the Call Right, the

Corporation must give written notice thereof to the Participant (the “Call Notice”) during the Call Period determined under Section 8.4. The Call Notice is irrevocable by the Corporation and must (a) be in writing and signed by an authorized officer of the Corporation, (b) set forth the Corporation’s intent to exercise the Call Right and contain the total number of Shares to be sold to the Corporation pursuant to the Call Right, and (c) be mailed or delivered in accordance with Section 10.

8.2 Repurchase Price. The price per Share to be paid by the Corporation upon settlement of the Corporation’s Call Right (the “Repurchase Price”) shall equal the Fair Market Value of a Share determined as of the date of the Call Notice; provided, however, that if the Participant’s employment or service is terminated by the Corporation or an Affiliate for Cause, the Repurchase Price shall equal the lesser of (i) the price per Share paid by the Participant to acquire the Shares upon exercise of the Option or (ii) the Fair Market Value of a Share determined as of the date of the Call Notice.

8.3 Closing. The closing of any repurchase under this Section 8 shall be at a date to be specified by the Corporation, such date to be no later than 30 days after the date of the Call Notice. The aggregate Repurchase Price shall be paid at the closing in the form of a check or by cancellation of money purchase indebtedness against surrender by the Participant of a stock certificate evidencing the Shares with duly endorsed stock powers. No adjustments (other than pursuant to Section 7.3.1 of the Plan) shall be made to the Repurchase Price for fluctuations in the fair market value of the Common Stock after the date of the Call Notice.

8.4 Call Period; Termination of Call Right. The “Call Period” is the period of time during which the Call Notice must be delivered to the Participant in the event the Corporation wants to exercise its Call Right. The Call Period as to any particular Shares acquired upon exercise of the Option shall commence on the later of:

(a)	the Participant’s Severance Date (determined in accordance with the Plan); or

(b)	the date that is six months and one day after the Participant acquired the Shares from the Corporation upon exercise of the Option.

The Call Period as to any particular Shares acquired upon exercise of the Option shall terminate on the first to occur of:

(x)	twelve (12) months after the later of (i) the Participant’s Severance Date or (ii) the date that the Participant acquired the Shares from the Corporation upon exercise of the Option; or

(y)	the Public Offering Date.

8.5 Assignment. Notwithstanding anything to the contrary, the Corporation may assign any or all of its rights under this Section 8 to one or more stockholders of the Corporation.

9.	No Stockholder Rights Following Exercise of a Call.

If the Participant (or any permitted transferee) holds Shares as to which the Call Right has been exercised (in connection with the termination of the Participant’s employment, service or otherwise), the Participant shall be entitled to payment in accordance with the provisions of Section 8, but (unless otherwise required by law) shall no longer be entitled to participation in the Corporation or other rights as a stockholder with respect to the shares subject to the call or repurchase. To the maximum extent permitted by law, the Participant’s rights following the exercise of the Call Right shall, with respect to the call or repurchase and the Shares covered thereby, be solely the rights that he or she has as a general creditor of the Corporation to receive payment of the amount specified in Section 8, as applicable.

10.	Notices.

Any notice to be given under the terms of this Option Agreement or the Exercise Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Secretary, and to the Participant at the address reflected or last reflected on the Corporation’s payroll records. Any notice shall be delivered in person or shall be enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government. Any such notice shall be given only when received, but if the Participant is no longer an Eligible Person, shall be deemed to have been duly given five business days after the date mailed in accordance with the foregoing provisions of this Section 10.

11.	Plan.

The Option and all rights of the Participant under this Option Agreement are subject to the terms and conditions of the Plan, incorporated herein by this reference, and, if applicable, the Restricted Stock Award Agreement. The Participant agrees to be bound by the terms of the Plan and this Option Agreement (including these Terms) and the Restricted Stock Award Agreement (if applicable). The Participant acknowledges having read and understood the Plan, the Stock Option Questions & Answers for the Plan, this Option Agreement, and the Restricted Stock Award Agreement (if applicable). Unless otherwise expressly provided in other sections of this Option Agreement or the Restricted Stock Award Agreement (if applicable), provisions of the Plan that confer discretionary authority on the Board or the Administrator do not and shall not be deemed to create any rights in the Participant unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Administrator so conferred by appropriate action of the Board or the Administrator under the Plan after the date hereof.

12.	Entire Agreement.

This Option Agreement (including these Terms and together with the form of Exercise Agreement attached hereto and the Restricted Stock Award Agreement attached hereto) and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan, this Option Agreement, the Restricted Stock Award Agreement (if applicable), and the

Exercise Agreement may be amended pursuant to Section 7.7 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof or of the Exercise Agreement in writing to the extent such waiver does not adversely affect the interests of the Participant hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof. The Voting Agreement and the Co-Sale Agreement are both outside the scope of the foregoing integration provision as to any shares of Common Stock that may be issued upon exercise of the Option.

13.	Satisfaction of All Rights to Equity.

The Option and the related Restricted Stock Award Agreement (if applicable) are complete satisfaction of any and all rights that the Participant may have (under an employment, consulting, or other written or oral agreement with the Corporation or any of its Affiliates, or otherwise) to receive (1) stock options or stock awards with respect to the securities of the Corporation or any of its Affiliates, and/or (2) any other equity or derivative security in or with respect to the Corporation or any of its Affiliates. This Option Agreement and related Restricted Stock Award Agreement (if applicable) supersede the terms of all prior understandings and agreements, written or oral, of the parties with respect to such matters. The Participant shall have no further rights or benefits under any prior agreement conveying any right with respect to any security or derivative security in or with respect to the Corporation or any of its Affiliates. The foregoing notwithstanding, this Section 13 shall not adversely affect the Participant’s rights under any prior stock option or stock award agreement under the Plan (provided such agreement is expressly labeled as a stock option or stock award agreement under the Plan and is similar in form to this Option Agreement) which has been signed by an authorized officer of the Corporation.

14.	Governing Law; Limited Rights; Severability.

14.1. Delaware Law; Construction. This Option Agreement, the Restricted Stock Award Agreement (if applicable) and the Exercise Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to conflict of law principles thereunder. The terms of the Option grant have resulted from the negotiations of the parties and each of the parties has had an opportunity to obtain and consult with its own counsel. The language of all parts of the Plan, this Option Agreement (including these Terms), the Restricted Stock Award Agreement, and the Exercise Agreement shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against either of the parties.

14.2. Limited Rights. The Participant has no rights as a stockholder of the Corporation with respect to the Option as set forth in Section 7.8 of the Plan. The Option does not place any limit on the corporate authority of the Corporation as set forth in Section 7.15 of the Plan.

14.4. Severability. If a court of competent jurisdiction determines that any portion of this Option Agreement, the Plan, the Restricted Stock Award Agreement (if applicable), or the Exercise Agreement is in violation of any statute or public policy, then only the portions of this Option Agreement, the Plan, the Restricted Stock Award Agreement, or the Exercise Agreement,

as applicable, which violate such statute or public policy shall be stricken, and all portions of this Option Agreement, the Plan, the Restricted Stock Award Agreement, and the Exercise Agreement which do not violate any statute or public policy shall continue in full force and effect. Furthermore, it is the parties’ intent that any court order striking any portion of this Option Agreement, the Plan, the Restricted Stock Award Agreement, and/or the Exercise Agreement should modify the stricken terms as narrowly as possible to give as much effect as possible to the intentions of the parties hereunder.

14.5. Stockholder Approval. Notwithstanding anything else contained herein to the contrary, the Option and all rights of the Participant under this Option Agreement are subject to approval of the Plan by the Corporation’s stockholders (such approval to be obtained in accordance with the terms of the Plan, the Corporation’s Bylaws, and applicable law) within 12 months after the Effective Date of the Plan.

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EXHIBIT A

[To the Stock Option Agreement]

DURATA THERAPEUTICS, INC.

STOCK INCENTIVE PLAN

OPTION EXERCISE AGREEMENT

The undersigned (the “Purchaser”) hereby irrevocably elects to exercise his/her right, evidenced by that certain Stock Option Agreement dated as of                 , 2010 (the “Option Agreement”) under the Durata Therapeutics, Inc. Stock Incentive Plan (the “Plan”), as follows:

•	the Purchaser hereby irrevocably elects to purchase shares of Common Stock, par value $0.01 per share (the “Shares”), of Durata Therapeutics, Inc., a Delaware corporation (the “Corporation”), and

•	such purchase shall be at the price of $ per share, for an aggregate amount of $ (subject to applicable withholding taxes pursuant to Section 7.6.1 of the Plan).

Capitalized terms are defined in the Plan if not defined herein.

1. Delivery of Share Certificate. The Purchaser requests that a certificate representing the Shares be registered to Purchaser and delivered to:                                         .

2. Investment Representations. The Purchaser acknowledges that the sale of the Shares by the Purchaser is restricted by Securities and Exchange Commission Rule 701. The Purchaser hereby affirms as made as of the date hereof the representations in Section 6 of the “Terms and Conditions of Stock Option” (which are attached to and a part of the Option Agreement, the “Terms”) and such representations are incorporated herein by this reference. The Purchaser represents that he/she has no need for liquidity in this investment, has the ability to bear the economic risk of this investment, and can afford a complete loss of the purchase price for the Shares.

The Purchaser also understands and acknowledges (a) that the certificates representing the Shares will be legended as provided for in Section 7.5.3 of the Plan, and (b) that the Corporation has no obligation to register the Shares or file any registration statement under federal or state securities laws.

3. Limitation on Disposition and Other Restrictions. The Shares are subject to and the Purchaser hereby agrees to the following terms and conditions of the sale of the Shares to the Purchaser:

•	any transfer of the Shares must comply with the restrictions on transfer set forth in Section 7.2 of the Plan and all applicable laws as set forth in Section 7.5 of the Plan;

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the Shares are subject to, and following any otherwise permitted transfer of the Shares, the Shares shall remain subject to and the transferee shall be bound by, the lock-up provisions set forth in Section 7 of the Terms, the Corporation’s call right set forth in Section 8 of the Terms, the share legend requirements of Section 7.5.3 of the Plan, the foregoing provisions of this Section 3, and additional restrictions as set forth in the Voting Agreement and the Co-Sale Agreement;

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as a condition to any otherwise permitted transfer of the Shares, the Corporation may require the transferee to execute a written agreement, in a form acceptable to the Administrator, that the transferee acknowledges and agrees to the foregoing terms and restrictions imposed on the Shares.

4. Joinder to Co-Sale Agreement and Voting Agreement. The Purchaser understands that certain holders of preferred stock of the Corporation (“Investors”) have entered into the Stockholders and Subscription Agreement of the Corporation dated as of December 11, 2009, by and among the Corporation and the Stockholders named therein (as the same may hereafter be amended, the “Stockholders Agreement”), and has been informed by the Corporation that it is a condition to the Corporation’s issuance of any securities to the Purchaser that the Purchaser agree to be bound by the Right of First Refusal, Drag Along and Co-Sale Agreement dated as of December 11, 2009, by and among the Corporation, the Investors listed on Schedule A thereto and the Common Holders listed on Schedule B thereto (the “Co-Sale Agreement” as the same may be amended) and the Common Holder Voting Agreement by and among the Corporation and the Investors and the Common Holders, and the Stockholders named therein (as the same may be amended, the “Voting Agreement”) and to make the additional acknowledgments and agreements under this Section 4. By executing and delivering this Agreement to the Corporation, the Purchaser hereby agrees to become a party to, to be bound by, and to comply with the provisions of (a) the Co-Sale Agreement, and (b) the Voting Agreement, in the same manner as if the Purchaser were an original signatory to such agreements. The Purchaser agrees that the Purchaser shall be a Common Holder, as such term is defined in each of the Voting Agreement and Co-Sale Agreement. For the avoidance of doubt, the Purchaser shall not receive any rights under the Stockholders Agreement. Copies of the Co-Sale Agreement and the Voting Agreement are attached hereto as Exhibits 1 and 2, respectively.

In addition to the foregoing, the Purchaser further acknowledges and agrees, for the benefit of the Corporation and each Investor, that (i) subject to the Delaware General Corporation Law, when an Investor takes any action under the Stockholders Agreement to give or withhold its consent, such Investor shall have no duty (fiduciary or other) to consider the interests of the Corporation, its subsidiaries or other security holders of the Corporation and may act exclusively in its own interests and shall only have the duty to act in good faith, (ii) to the extent not prohibited by antitrust, competition or any other applicable law, the Purchaser hereby agrees and acknowledges that each director of the Corporation designated by an Investor may share confidential, non-public information about the Corporation and its subsidiaries with the Investor, subject to the obligation of the director of the Corporation and Investor to hold such shares in confidence pursuant to the Stockholders Agreement, and (iii) the Purchaser shall have no authority to manage the business or affairs of the Corporation or contract for or incur on behalf of the Corporation any debts, liabilities or other actions, and no such actions of the undersigned shall be binding on the Corporation.

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5. Plan and Option Agreement. The Purchaser acknowledges that all of his/her rights are subject to, and the Purchaser agrees to be bound by, all of the terms and conditions of the Plan and the Option Agreement (including the Terms), both of which are incorporated herein by this reference. If a conflict or inconsistency between the terms and conditions of this Exercise Agreement and of the Plan or the Option Agreement shall arise, the terms and conditions of the Plan and/or the Option Agreement shall govern. The Purchaser acknowledges receipt of a copy of all documents referenced herein (including the Terms and the Stock Option Questions & Answers for the Plan) and acknowledges reading and understanding these documents and having an opportunity to ask any questions that he/she may have had about them.

6. Entire Agreement. This Exercise Agreement, the Option Agreement (including the Terms), the Restricted Stock Award Agreement (if applicable), and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan, the Option Agreement, the Restricted Stock Award Agreement, and this Exercise Agreement may be amended pursuant to Section 7.7 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof or of the Option Agreement in writing to the extent such waiver does not adversely affect the interests of the Purchaser hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof. The Voting Agreement and the Co-Sale Agreement are both outside the scope of the foregoing integration provision as to any Shares that may be issued upon exercise of the Option.

7. Notice of Sale of ISO Shares. If the Shares are being acquired upon exercise of an Option intended to qualify as an Incentive Stock Option, the Purchaser agrees that, upon any sale or other transfer of the Shares within either one year of the date that they are acquired by the Purchaser or two years after the Award Date set forth in the Option Agreement, the Purchaser shall provide the notice required under Section 5.5.3 of the Plan.

“PURCHASER”	ACCEPTED BY: DURATA THERAPEUTICS, INC.,
a Delaware corporation
Signature

By:
Print Name
Its:

Date	(To be completed by the corporation after the price (including applicable withholding taxes), value (if applicable) and receipt of funds is verified.)

A – 3

CONSENT OF SPOUSE

I, [                    ], spouse of [                    ] acknowledge that I have read (a) the Co-Sale Agreement, (b) the Voting Agreement, (c) this Option Exercise Agreement, and (d) the Restricted Stock Award Agreement (if applicable) (together with the Co-Sale Agreement, the Voting Agreement and the Option Exercise Agreement, the “Agreements”), and that I know the contents of the Agreements. I am aware that (i) the Co-Sale Agreement contains provisions providing certain rights to certain other holders of Capital Stock of the Company upon a Proposed Common Holder Transfer of shares of Transfer Stock of the Company which my spouse may own, including any interest I might have therein, and (ii) the Common Holder Voting Agreement contains provisions regarding the voting and transfer of shares of Capital Stock of the Company which my spouse may own, including any interests I might have therein.

I hereby agree that my interest, if any, in (i) any shares of Transfer Stock of the Company, subject to the Co-Sale Agreement, (ii) any shares of Capital Stock, subject to the Voting Agreement and (iii) any shares of Stock subject to the Restricted Stock Award Agreement, shall be irrevocably bound by the Agreements and further understand and agree that any community property interest I may have in such shares of Transfer Stock of the Company or Capital Stock of the Company shall be similarly bound by the Agreements.

I am aware that the legal, financial and related matters contained in the Agreements are complex and that I am free to seek independent professional guidance or legal counsel with respect to this Consent of Spouse. I have either sought such guidance or legal counsel or determined after reviewing the Agreements carefully that I will have elected to waive such right.

Dated as of the      day of             , 20    .

Signature

Print Name

EXHIBIT B

[To the Stock Option Agreement]

DURATA THERAPEUTICS, INC.

STOCK INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

THIS RESTRICTED STOCK AWARD AGREEMENT (this “Agreement”) is dated as of the      day of             , by and between Durata Therapeutics, Inc., a Delaware corporation (the “Corporation”), and                      (the “Participant”).

W I T N E S S E T H

WHEREAS, pursuant to the Durata Therapeutics, Inc. Stock Incentive Plan (the “Plan”), the Corporation hereby grants to the Participant, effective as of the date first set forth above (the “Award Date”), a restricted stock award (the “Award”), upon the terms and conditions set forth herein and in the Plan; and

WHEREAS, the Participant desires to accept the shares of restricted stock subject to the Award on and subject to the terms and conditions set forth herein, in the Option Agreement, in the Exercise Agreement and in the Plan.

NOW THEREFORE, in consideration of the mutual promises made herein and the mutual benefits to be derived therefrom, the parties agree as follows:

1. Defined Terms. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings given to such terms in the Option Agreement, the Exercise Agreement or the Plan.

2. Grant. Subject to the terms of this Agreement, the Corporation hereby grants to the Participant an Award with respect to an aggregate of                      restricted shares of Common Stock of the Corporation (subject to adjustment as provided in Section 7.3.1 of the Plan) (the “Restricted Shares”).

Concurrently with the execution of this Agreement, (i) the Participant agrees to execute and deliver to the Corporation, and be bound by the terms and conditions of, a Voting Agreement with the Corporation with respect to the Restricted Shares (the “Voting Agreement”), such Voting Agreement to be in substantially the form attached hereto as Exhibit B, and (ii the Participant agrees to execute and deliver to the Corporation, and be bound by the terms and conditions of, a Right of First Refusal, Drag-Along and Co-Sale Agreement of Durata Therapeutics, Inc. in substantially the form attached hereto as Exhibit C (the “Co-Sale Agreement”). The Corporation shall have no obligation to issue any shares of Common Stock pursuant to the Award unless such executed Voting Agreement and executed Co-Sale Agreement are so delivered to and received by the Corporation.

3. Vesting. The Award shall be vested, and restrictions imposed on the Restricted Shares pursuant to Section 6(a) below shall lapse at the time and in the manner set forth on the cover page to the Option Agreement and in Section 1 of the Terms and Conditions of Stock Option in the Option Agreement, in each case provided that the Participant is employed by or providing services to the Corporation or one of its Affiliates on such date and has otherwise not previously incurred a Severance Date (as determined under the Plan).

4. Continuance of Employment/Service Required; No Employment/Service Commitment. The vesting schedule in Section 3 requires continued employment or service through each applicable vesting date as a condition to the vesting of the applicable installment of the Award and the rights and benefits under this Agreement. Employment or service for only a portion of the vesting period, even if a substantial portion, will not entitle the Participant to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or service as provided in Section 6 below or under the Plan.

Nothing contained in this Agreement or the Plan constitutes an employment or service commitment by the Corporation or any of its Affiliates, affects the Participant’s status, if he or she is an employee, as an employee at will who is subject to termination without cause, confers upon the Participant any right to remain employed by or in service to the Corporation or any Affiliate, interferes in any way with the right of the Corporation or any Affiliate at any time to terminate such employment or service, or affects the right of the Corporation or any Affiliate to increase or decrease the Participant’s other compensation or benefits.

5. Dividend and Voting Rights. After the Award Date, the Participant shall be entitled to cash dividends and voting rights with respect to the Restricted Shares subject to the Award even though such shares are not vested, provided that such rights shall terminate immediately as to any Restricted Shares that are forfeited pursuant to Section 6(a), 9 or 10 of this Agreement and provided further that Restricted Shares, both before and after the time that they have become vested pursuant to Section 3, are subject to the voting and other restrictions as set forth in the Voting Agreement and Co-Sale Agreement.

6. Restrictions on Transfer.

(a) Restrictions Prior to Vesting; Effect of Termination of Employment Prior to Vesting. Prior to the time that they have become vested pursuant to Section 3, the Restricted Shares, any interest therein, amount payable in respect thereof, and the Restricted Property (as defined in Section 12) may not be sold or transferred, except as provided in Section 7.2 of the Plan. If the Participant ceases to be employed by or ceases to provide services to the Corporation or an Affiliate, the Participant’s Restricted Shares (and related Restricted Property) shall be forfeited to the Corporation to the extent such shares have not become vested pursuant to Section 3 hereof as of the Participant’s Severance Date (regardless of the reason for such termination of employment or service, whether with or without cause, voluntarily or involuntarily, or due to death or disability).

(b) Restrictions After Vesting. Upon and after the time that they have become vested pursuant to Section 3, the Restricted Shares shall not continue to be subject to the restrictions set forth in Section 6(a), but such shares shall continue to be subject to the other limitations and restrictions set forth herein and in the Plan (including, without limitation, the provisions of Section 7.5 of the Plan and Sections 8, 9, 10 and 11 of this Agreement).

(c) Voting Agreement and Co-Sale Agreement. The Restricted Shares, both before and after the time that they have become vested pursuant to Section 3, are subject to substantial restrictions on transfer as set forth in the Voting Agreement and the Co-Sale Agreement. The restrictions imposed on any such shares pursuant to the Voting Agreement and the Co-Sale Agreement are in addition to, and not in lieu of, any restrictions and forfeiture rights imposed on such shares pursuant to the Plan and this Agreement.

(d) Other Transfers Void. Any sale or transfer, or purported sale or transfer, of any Restricted Shares acquired pursuant to this Agreement or any interest therein other than to the Corporation shall be null and void unless the terms, conditions and provisions of this Agreement, the Plan and the Co-Sale Agreement are strictly observed and followed. Furthermore, the proposed transferee in any otherwise permitted transfer of the Restricted Shares acquired pursuant to this Agreement shall, as a condition precedent to any such transfer, agree in writing with the Corporation to be bound by the restrictions on such shares set forth in this Agreement, the Option Agreement, the Exercise Agreement and in the Plan (including, without limitation, the provisions of Sections 8, 9, and 10 of this Agreement and the Co-Sale Agreement, which shall continue in effect with respect to the shares).

(e) Charter Documents. The Certificate of Incorporation and Bylaws of the Corporation, as either of them may be amended from time to time, may provide for additional restrictions and limitations with respect to the Common Stock (including additional restrictions and limitations on the transfer of shares). To the extent that these restrictions and limitations are greater than those set forth in this Agreement, such restrictions and limitations shall apply to the Restricted Shares (both before and after such shares shall have become vested) and are incorporated herein by this reference. Such restrictions and limitations are not, however, in lieu of, nor shall they in any way reduce or eliminate, any limitation or restriction on the Restricted Shares imposed under the Plan or this Agreement.

7. Delivery of Shares.

(a) Form. The Corporation shall, in its discretion, issue the Restricted Shares either: (1) in certificate form as provided in clause (b) below; or (2) if the Common Stock is then publicly-traded, in book entry form, registered in the name of the Participant with notations regarding the applicable restrictions on transfer imposed under this Agreement.

(b) Certificates to be Held by Corporation; Legend. Any certificates representing the Restricted Shares that may be delivered to the Participant by the Corporation prior to vesting of the Restricted Shares pursuant to Section 3 shall be redelivered to the Corporation to be held by the Corporation or its designee until the shares represented thereby vest pursuant to Section 3 or are forfeited pursuant to this Agreement. Any such certificates will bear a legend making appropriate reference to the restrictions imposed hereunder.

(c) Delivery of Certificates Upon Vesting. Promptly after the vesting of any Restricted Shares pursuant to Section 3, the Corporation shall, as applicable, either remove the notations on any such vested Restricted Shares issued in book entry form or deliver to the Participant a certificate or certificates evidencing the number of such vested Restricted Shares (or, in either case, such lesser number of shares as may be permitted pursuant to the tax withholding provisions referred to in Section 13). The Participant (or the beneficiary or personal representative of the Participant in the event of the Participant’s death or incapacity, as the case may be) shall deliver to the Corporation any representations or other documents or assurances as the Corporation may deem necessary or reasonably desirable to ensure compliance with all applicable legal and regulatory requirements. The shares so delivered shall no longer be restricted pursuant to Section 6(a) but shall continue to be subject to the restrictions referred to in Section 6(b).

(d) Stock Power; Power of Attorney. Concurrent with the execution and delivery of this Agreement, the Participant shall deliver to the Corporation an executed stock power in the form attached hereto as Exhibit A, in blank, with respect to the Restricted Shares and any related Restricted Property. The Participant, by acceptance of the Award, shall be deemed to appoint, and does so appoint by execution of this Agreement, the Corporation and each of its authorized representatives as the Participant’s attorney(s)-in-fact to (1) effect any transfer to the Corporation of the Restricted Shares acquired pursuant to this Agreement (including any related Restricted Property) that are forfeited to the Corporation, and (2) execute such documents as the Corporation or such representatives deem necessary or advisable in connection with any such transfer.

(e) Share Legend Generally. The certificate(s) representing the Restricted Shares (both before and after such shares shall have become vested pursuant to Section 3) shall bear the legend set forth in Section 7.5.3 of the Plan and/or any other appropriate or required legends under applicable laws. Such legends shall remain on the certificate(s) representing the Restricted Shares until the later of (1) the Public Offering Date (or such later date that counsel to the Corporation may reasonably determine is advisable to help ensure the Corporation’s compliance with all applicable legal and regulatory requirements) or (2) the date that such shares become vested pursuant to Section 3. For purposes of this Agreement, the term “Public Offering Date” means the first day that the Common Stock is registered under the Exchange Act and listed or quoted on a recognized national securities exchange.

8. Lock-Up Agreement. Neither the Participant (nor any permitted transferee) may, directly or indirectly, offer, sell or transfer or dispose of any of the Restricted Shares after such shares have vested pursuant to Section 3 (the “Shares”) or any interest therein (or agree to do any thereof) (collectively, a “Transfer”) during the period commencing as of 14 days prior to and ending 180 days, or such lesser period of time as the relevant underwriters may permit, after the effective date of a registration statement covering any public offering of the Corporation’s securities of which the Participant has notice. (The term “Participant” for purposes of this Agreement includes, where the context so requires, any permitted direct or indirect transferee of the Participant.) The Participant shall agree and consent to the entry of stop transfer instructions with the Corporation’s transfer agent against the Transfer of the Corporation’s securities beneficially owned by the Participant and shall confirm the limitations hereunder by agreement with and for the benefit of the relevant underwriters by a lock-up agreement or other agreement in customary form. Notwithstanding anything else herein to the contrary, this Section 8 shall not be construed so as to prohibit the Participant from participating in a registration or a public offering of the Common Stock with respect to any Shares which he or she may hold at that time, provided, however, that such participation shall be at the sole discretion of the Board.

9. Vesting; Forfeiture of Shares on Triggering Event.

For the avoidance of doubt, the shares of Common Stock covered by this Award are subject to the provisions governing a Qualifying Change in Control and the forfeiture provisions, if any, each set forth in Section 1 of the Terms and Conditions of Stock Option of the Option Agreement.

10. Forfeiture of Shares on Termination For Cause. If the Participant ceases to be employed by or ceases to provide services to the Corporation or an Affiliate as a result of a termination by the Corporation or an Affiliate for Cause (as defined in the Plan), the Participant’s shares of Common Stock covered by the Award (whether or not such shares are vested) shall be forfeited to the Corporation as of the Participant’s Severance Date.

11. Other Forfeiture Provisions.

(a) Return of Shares. Upon the occurrence of any forfeiture of shares hereunder (whether pursuant to Section 6(a), 9 or 10), such forfeited shares and related Restricted Property shall be automatically transferred to the Corporation as of the time of the forfeiture, without any other action by the Participant (or the Participant’s Beneficiary or Personal Representative in the event of the Participant’s death or disability, as applicable). The Corporation may exercise its powers under Section 7(d) hereof and take any other action necessary or advisable to evidence any transfer of shares to the Corporation pursuant to this Agreement. The Participant (or the Participant’s Beneficiary or Personal Representative, as the case may be) shall deliver any additional documents of transfer that the Corporation may request to confirm the transfer of such shares and related Restricted Property to the Corporation. In connection with the transfer of the forfeited shares (together with any related Restricted Property) back to the Corporation, the Corporation shall pay to the Participant the lesser of (i) the Participant’s Option Exercise Price paid for the shares and (ii) the fair market value of the shares, as determined by the Board in its sole discretion; provided, however, that if the forfeiture is pursuant to Section 10, no payment shall be made by the Corporation for the shares and instead the shares shall be forfeited for no consideration; and, provided, further, however, that the failure by the Corporation to pay any such amount pursuant to the first clause of this sentence shall in no way affect the forfeiture of the shares pursuant to this Agreement.

(b) No Stockholder Rights Following Forfeiture. If the Participant (or any permitted transferee) holds shares that have been forfeited pursuant to this Agreement, the Participant shall no longer be entitled to participation in the Corporation or other rights as a stockholder with respect to the shares subject to the forfeiture.

12. Adjustments upon Specified Events. Upon the occurrence of certain events relating to the Corporation’s stock contemplated by Section 7.3.1 of the Plan, the Administrator shall make adjustments in accordance with such section in the number and kind of securities that may become vested under the Award. If any adjustment is made to the Restricted Shares pursuant to Section 7.3.1 of the Plan, the restrictions applicable to the Restricted Shares will continue in effect with respect to any consideration or other securities (the “Restricted Property” and, for the purposes of this Agreement, “Restricted Shares” shall include “Restricted Property,” unless the context otherwise requires) received in respect of such Restricted Shares.

Such Restricted Property shall vest at such times and in such proportion as the Restricted Shares to which the Restricted Property is attributable vest, or would have vested pursuant to the terms hereof if such Restricted Shares had remained outstanding. To the extent that the Restricted Property includes any cash (other than regular cash dividends provided for in Section 5 hereof), such cash shall be invested, pursuant to policies established by the Administrator, in interest bearing, FDIC-insured (subject to applicable insurance limits) deposits of a depository institution selected by the Administrator, the earnings on which shall be added to and become a part of the Restricted Property.

13. Tax Withholding. The Corporation shall reasonably determine the amount of any federal, state, local or other income, employment, or other taxes which the Corporation or any of its subsidiaries may reasonably be obligated to withhold with respect to the grant, vesting, making of an election under Section 83(b) of the Code or other event with respect to the Restricted Shares. The Corporation’s obligation to deliver the Restricted Shares or any certificates evidencing the Restricted Shares, or otherwise remove the restrictive notations or legends on such shares or certificates that refer to the transfer restrictions set forth in Section 6(a), is subject to the condition precedent that the Participant either pay or provide for the amount of any such withholding obligations in such manner as may be authorized by the Administrator under, or as may otherwise be permitted under, Section 7.6.1 of the Plan.

14. Notices. Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Secretary, and to the Participant at the address reflected or last reflected on the Corporation’s payroll records. Any notice shall be delivered in person or shall be enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government. Any such notice shall be given only when received, but if the Participant is no longer an Eligible Person, shall be deemed to have been duly given five business days after the date mailed in accordance with the foregoing provisions of this Section 14.

15. Plan. The Award and all rights of the Participant under this Agreement are subject to the terms and conditions of the Plan, incorporated herein by this reference, the Option Agreement and the Exercise Agreement. The Participant agrees to be bound by the terms of the Plan, this Agreement, the Option Agreement and the Exercise Agreement. The Participant acknowledges having read and understood the Plan, the Stock Award Questions & Answers for the Plan, the Option Agreement and this Agreement. Unless otherwise expressly provided in other sections of this Agreement, provisions of the Plan that confer discretionary authority on the Board or the Administrator do not and shall not be deemed to create any rights in the Participant unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Administrator so conferred by appropriate action of the Board or the Administrator under the Plan after the date hereof.

16. Entire Agreement. This Agreement (including the exhibit hereto), the Option Agreement, the Exercise Agreement and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan, the Option Agreement and the Exercise Agreement and this Agreement may be amended pursuant to Section 7.7 of the Plan. Any such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not materially and adversely affect the Participant’s rights with respect to the Award, provided that no such waiver shall operate or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof. The Voting Agreement and the Co-Sale Agreement are each outside the scope of the foregoing integration provision as to the Restricted Shares.

17. Effect of this Agreement. This Agreement shall be assumed by, be binding upon and inure to the benefit of any successor or successors to the Corporation.

18. Governing Law; Severability; Miscellaneous.

(a) Delaware Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to conflict of law principles thereunder.

(b) Construction. The terms of the Award grant have resulted from the negotiations of the parties and each of the parties has had an opportunity to obtain and consult with its own counsel. The language of all parts of the Plan and this Agreement shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against either of the parties.

(c) Limited Rights. The Participant shall have no rights as a stockholder of the Corporation with respect to the Restricted Shares until the shares have been issued by the Corporation in the name of the Participant. The Participant’s rights with respect to the Restricted Shares after the date of such issuance are subject to the terms and conditions set forth herein.

(d) Severability. If a court of competent jurisdiction determines that any portion of this Agreement or the Plan is in violation of any statute or public policy, then only the portions of this Agreement or the Plan, as applicable, which violate such statute or public policy shall be stricken, and all portions of this Agreement and the Plan which do not violate any statute or public policy shall continue in full force and effect. Furthermore, it is the parties’ intent that any court order striking any portion of this Agreement, the Option Agreement, the Exercise Agreement and/or the Plan should modify the stricken terms as narrowly as possible to give as much effect as possible to the intentions of the parties hereunder.

(e) Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(f) Section Headings. The section headings of this Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

(g) Further Assurances. Each of the parties hereto shall use its reasonable and diligent best efforts to proceed promptly with the transactions contemplated herein, to fulfill the conditions precedent for such party’s benefit or to cause the same to be fulfilled and to execute such further documents and other papers and perform such further acts as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated herein.

19. Securities Law Representations. The Participant acknowledges that the Restricted Shares are not being registered under the Securities Act, based, in part, in reliance upon an exemption from registration under Securities and Exchange Commission Rule 701 promulgated under the Securities Act, and a comparable exemption from qualification under applicable state securities laws, as each may be amended from time to time. The Participant, by executing this Agreement, hereby makes the following representations to the Corporation and acknowledges that the Corporation’s reliance on federal and state securities law exemptions from registration and qualification is predicated, in substantial part, upon the accuracy of these representations:

•

The Participant is acquiring the Restricted Shares solely for the Participant’s own account, for investment purposes only, and not with a view to or an intent to sell, or to offer for resale in connection with any unregistered distribution, all or any portion of the shares within the meaning of the Securities Act and/or any applicable state securities laws.

•

The Participant has had an opportunity to ask questions and receive answers from the Corporation regarding the terms and conditions of the Award and the restrictions imposed on the Restricted Shares. The Participant has been furnished with, and/or has access to, such information as he or she considers necessary or appropriate for deciding whether to acquire the Restricted Shares. However, in evaluating the merits and risks of an investment in the Restricted Shares, the Participant has and will rely upon the advice of his/her own legal counsel, tax advisors, and/or investment advisors.

•

The Participant is aware that the Restricted Shares may be of no practical value and that any investment in common shares of a closely held corporation such as the Corporation is non-marketable, non-transferable and could require capital to be invested for an indefinite period of time, possibly without return, and at substantial risk of loss.

•

The Participant understands that the Restricted Shares will be characterized as “restricted securities” under the federal securities laws, and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances, including in accordance with the conditions of Rule 144 promulgated under the Securities Act, as presently in effect. The Participant acknowledges receiving a copy of Rule 144 promulgated under the Securities Act, as presently in effect, and represents that he is familiar with such rule, and understands the resale limitations imposed thereby and by the Securities Act and the applicable state securities law.

•

The Participant has read and understands the restrictions and limitations set forth in the Plan, this Agreement, the Voting Agreement and the Co-Sale Agreement which will be imposed on the Restricted Shares (including those restrictions and limitations which will continue after the shares have vested), including, but not limited to, the provisions of Section 6, 8, 9, and 10 of this Agreement.

•

At no time was an oral representation made to the Participant relating to the Award or the acquisition of Restricted Shares and the Participant was not presented with or solicited by any promotional meeting or material relating to the Award or the Restricted Shares.

•

The Participant understands and acknowledges that (a) any certificate evidencing the Restricted Shares (or evidencing any other securities issued with respect thereto pursuant to any stock split, stock dividend, merger or other form of reorganization or recapitalization) when issued shall bear, in addition to any other legends which may be required by applicable state securities laws, the legend set forth in Section 7.5.3 of the Plan, and (b) the Corporation has no obligation to register the Restricted Shares or file any registration statement under federal or state securities laws.

20. Satisfaction of All Rights to Equity. The Award and the related Option Agreement are in complete satisfaction of any and all rights that the Participant may have (under an employment, consulting, or other written or oral agreement with the Corporation or any of its Affiliates, or otherwise) to receive (1) stock options or stock awards with respect to the securities of the Corporation or any of its Affiliates, and/or (2) any other equity or derivative security in or with respect to the Corporation or any of its Affiliates. This Agreement and the related Option Agreement supersede the terms of all prior understandings and agreements, written or oral, of the parties with respect to such matters. The Participant shall have no further rights or benefits under any prior agreement conveying any right with respect to any security or derivative security in or with respect to the Corporation or any of its Affiliates. The foregoing notwithstanding, this Section 20 shall not adversely affect the Participant’s rights under any prior stock option or stock award agreement under the Plan (provided such agreement is expressly labeled as a stock option or stock award agreement under the Plan and is similar in form to this Agreement) which has been signed by an authorized officer of the Corporation.

[The remainder of this page has intentionally been left blank.]

IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by a duly authorized officer and the Participant has hereunto set his or her hand as of the date and year first above written.

DURATA THERAPEUTICS, INC.,
a Delaware corporation

By:

Name:
Its:

“PARTICIPANT”

Signature

Print Name

Address

City, State, Zip Code

EXHIBIT A

[To the Restricted Stock Award Agreement]

STOCK POWER

FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Award Agreement between Durata Therapeutics, Inc., a Delaware corporation (the “Corporation”), and the individual named below (the “Individual”) dated as of                     , the Individual, hereby sells, assigns and transfers to the Corporation, an aggregate              shares of Common Stock of the Corporation, standing in the Individual’s name on the books of the Corporation and represented by stock certificate number(s)                      to which this instrument is attached, and hereby irrevocably constitutes and appoints                      as his or her attorney in fact and agent to transfer such shares on the books of the Corporation, with full power of substitution in the premises.

Dated             ,

Signature

Print Name

(Instruction: Please do not fill in any blanks other than the signature line. The purpose of the assignment is to enable the Corporation to exercise its forfeiture rights set forth in the Restricted Stock Award Agreement without requiring additional signatures on the part of the Individual.)

EXHIBIT B

[To the Restricted Stock Award Agreement]

VOTING AGREEMENT

EXHIBIT C

[To the Restricted Stock Award Agreement]

CO-SALE AGREEMENT

EXHIBIT 1

[To the Stock Option Agreement]

CO-SALE AGREEMENT

EXHIBIT 2

[To the Stock Option Agreement]

VOTING AGREEMENT

EXHIBIT 3

[To the Stock Option Agreement]

Definition of Qualifying Change of Control

“Qualifying Change in Control” shall mean the consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company (a “Subsidiary”), a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each, a “Business Combination”), in each case that results in: (a) the sale or other disposition by the Investors of at least 65% of their Investment in the Company, (b) the Investors ceasing to beneficially own, directly or indirectly, more than 50% of the combined voting power of the voting securities entitled to vote generally in the election of directors (on a fully diluted basis) of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets directly or through one or more subsidiaries), and (c) the total proceeds received by the each of the Investors in the form of cash and/or readily marketable securities at the closing of such Business Combination in respect of such Business Combination from the sale of their Investment equals or exceeds an amount equal to the product of (i) such Investor’s Invested Capital and (ii) 2.0. For purposes of clarity, such proceeds (in the form of cash and/or readily marketable securities) received by the an Investor in respect of such a Business Combination from the sale of its Investment shall exclude for this purpose: (1) any future consideration or potential future consideration (other than proceeds in the form of cash and/or readily marketable securities paid at or within 30 days following the closing of the Business Combination), (2) any consideration paid or payable in respect of stock, options, warrants other rights to acquire shares of capital stock of the Company or other equity securities of the Company not held by the Investor, and (d) any non-cash consideration other than readily marketable securities.